UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.1a-12

                                 DAG Media, Inc.
                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                 DAG MEDIA, INC.
                             125-10 Queens Boulevard
                           Kew Gardens, New York 11415

To Our Stockholders:

      You are most cordially invited to attend the 2005 Annual Meeting of Stockholders of DAG Media, Inc. at 9:00 a.m. local time, on Tuesday, July 12, 2005, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue (39th Floor), New York, New York 10178.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                   Sincerely,


                                   Assaf Ran
                                   President and Chief Executive Officer

                                 DAG MEDIA, INC.
                             125-10 Queens Boulevard
                           Kew Gardens, New York 11415

 Notice of Annual Meeting of Stockholders to be held on Tuesday, July 12th, 2005

                               ------------------

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue, 39th FL, New York, New York, on Tuesday, July 12, 2005 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

      1. To elect five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

      2. To amend our 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 704,000 to 854,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 1999 Stock Option Plan.

      3. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

      Holders of Common Stock of record at the close of business on June 3, 2005 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

                                      By order of the Board of Directors


                                      Assaf Ran
                                      President

Kew Gardens, New York
June 10, 2005

       The Company's 2004 Annual Report accompanies this Proxy Statement.
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IMPORTANT:  IT IS IMPORTANT  THAT YOUR SHARES BE  REPRESENTED  REGARDLESS OF THE
            NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

            We shall appreciate your giving this matter your prompt attention.


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

                                 DAG MEDIA, INC.
                             125-10 Queens Boulevard
                           Kew Gardens, New York 11415
                               -------------------

                                 PROXY STATEMENT

                                -----------------

      Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of DAG Media, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue, 39th FL, New York, New York, on July 12, 2005 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, which was the close of business on June 3, 2005, there were outstanding 3,187,190 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the meeting shall constitute a quorum. Directors are elected by a plurality of the votes cast at the meeting, provided a quorum is present in person or by proxy. Approval of the Amendment to the Stock Option Plan requires the vote of a majority of the shares voting at the meeting and entitled to vote on this matter, provided a quorum is present in person or by proxy.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all five nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

      This proxy statement, together with the related proxy card, is being mailed to our stockholders on or about June 10, 2005. Our Annual Report to our Stockholders for the year ended December 31, 2004, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of June 3, 2005.

                              ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board of Directors. There are no family relationships among any of the executive officers or directors of the Company.

      The following table sets forth certain information relating to Howard Bernstein, who is a current director not standing for reelection:

Howard Bernstein was appointed to our board in November  2002.  Since 1982,  Mr.
     Bernstein has been CEO of Bernstein & Andriulli, an artist management agency. He graduated with honors from the Boston University's Communication School in 1982.

      The nominees for election to our Board, and certain information about them are shown in the following table:

Nominees for Election

Assaf Ran, 39, has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989. In 1987, Mr. Ran founded Dapey Assaf Maagarei Mechirim, Ltd., a publishing company in Israel, and is a member of its board of directors.

Michael J. Jackson,  40, has been a member of our Board of Directors  since July
     2000. Since September 1999, he has been with AGENCY.COM, a global internet professional services company, and from October 2001, he has been the Chief Financial Officer of that company. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and was serving on the New York State Society's SEC Committee from 1999 to 2001.

Yael Shimor-Golan, 35, our Chief Financial Officer and a member of our Board of Directors joined DAG Media in August 2001. Mrs. Shimor-Golan is an Israeli licensed CPA and previously worked at Marks Paneth & Shron LLP, a Manhattan accounting firm, since 1999. From 1995 until 1999, Mrs. Shimor-Golan was a partner at the firm Shimon Dill & Co., an accounting firm in Jerusalem, Israel.

Phillip  Michals,  35, has been a member of our Board of  Directors  since March
     1999. He is the founder and, since August 1996, the president of Up-Tick Trading, a consulting company to investment banking firms. Since November 2000, he has also been a principal and a vice president of RG Michals Inc., a management-consulting firm. Mr. Michals received a BS degree in human resources from the University of Delaware in May 1992.

Eran Goldshmid,  38,  has been a member of our Board of  Directors  since  March
     1999. Mr. Goldshmid received certification as a financial consultant in February 1993 from the school for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England in December 1998. From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he is the president of the New York Diamond Center, New York, NY.

      The Board unanimously recommends a vote FOR the election of each of the nominees.

Determination of Independence

      Under NASDAQ rules, a Director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that none of Phillip Michals, Eran Goldshmid or Michael Jackson has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Code of Ethics

      We have adopted a written Code of Ethics that applies to our chief executive officer, chief financial officer and financial managers. We have posted the Code of Ethics on our Web site, which is located at www.dagmedia.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board of Directors and Committees

      The Board of Directors held seven meetings during fiscal year 2004. During fiscal year 2004, our Audit Committee held four meetings, our Compensation Committee held two meetings and our Nominating Committee held no meetings. Each of our Audit Committee, Compensation Committee and Nominating Committee were comprised of Messrs. Michael J. Jackson, Eran Goldshmid and Phillip Michals.

      Except for Stephen Zelnick, who resigned as a Director on April 28, 2005, all of our Directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and its committees, on which each Director served. All the incumbent directors, except for Mr. Howard Bernstein, are standing for re-election as directors.

      Our Compensation Committee is operating under a Compensation Committee Charter, which was adopted by our Board of Directors and amended on May 25, 2005. The Compensation Committee Charter, as amended is attached hereto as Exhibit A. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Specific responsibilities of our Compensation Committee include:

      o establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

      o establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;

      o reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and

      o reviewing and monitoring our management development and succession plans and activities.

      Our Audit Committee is operating under an Audit Committee Charter, which was adopted by our Board of Directors and amended on May 25, 2005. The Audit Committee Charter, as amended is attached hereto as Exhibit B. Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes. Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls. Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements. In this context, the oversight function of our Audit Committee includes:

      o a review of the audits of our financial statements, including the integrity of our financial statements;

      o     a review of our compliance with legal and regulatory requirements;

      o a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants' qualifications and independence;

      o     the  preparation of the report required to be included in our annual
            proxy   statement  in  accordance   with   Securities  and  Exchange
            Commission rules and regulations; and

      o a review of the quarterly and annual reports filed with the Securities and Exchange Commission.

      All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD"). In addition, our Board has determined that Mr. Michael J. Jackson satisfies the definition of a "financial expert" as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.

Audit Committee Report

      The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2004. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Goldstein Golub Kessler LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Goldstein Golub Kessler LLP its independence from management and the Company. Goldstein Golub Kessler LLP has full and free access to the Audit Committee and has frequently met with the Audit Committee throughout the year.

      Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      By the Audit Committee of the Board of Directors of DAG Media, Inc. Michael J. Jackson
      Eran Goldshmid
      Philip Michals

Nominating Committee

      The Company formed a nominating committee in May 2004 and adopted a Nominating Committee Charter, which is accessible on the Company's, website: www.dagmedia.com.

      The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

      The stockholder recommendation and information described above must be sent to the Company's Chief Financial Officer at 125-10 Queens Boulevard, Kew Gardens, New York 11415, on a timely basis in order to be considered by the Nominating Committee.

      The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

      The Nominating Committee may also receive suggestions from current board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

      The board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the board, or the non-management directors as a group, any board committee or any chair of any such committee by mail or electronically. To communicate with the board of directors, any individual director or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. Seven of our directors were in attendance at the 2004 Annual Meeting.

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, and renewal of director term, options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such options vest immediately upon grant and expire after five years. They also receive cash compensation of $600 per board meeting attended and $300 for any other committee participation.

      On July 12, 2004, each of Michael J. Jackson, Phillip Michals, Eran Goldshmid, Howard Bernstein and Stephen Zelnick were granted options to purchase 7,000 shares of our common stock with an exercise price of $3.75. Such options vest immediately and expire after five years. Mr. Zelnick resigned as a director of our Board of Directors on April 28, 2005.

        AMENDMENT OF THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE
                    NUMBER OF SHARES RESERVED UNDER THE PLAN.

      The Board of Directors has determined that it is advisable to amend the Company's 1999 Stock Option Plan (the "Plan") to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 704,000 to 854,000 shares. The securities underlying the options under the Plan are shares of Common Stock, par value $.001. As of May 10, 2005, 21,560 shares of Common Stock remained available for grant. If stockholder approval of this proposal to amend the Plan is obtained, the Plan will be changed to increase the number of shares of Common Stock reserved for issuance from 704,000 to 854,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Plan.

      The purpose of the Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The availability of additional shares will enhance the Company's ability to achieve these goals. The basis of participation in the Plan is upon discretionary grants of the Board of Directors.

      The exercise price of the options under the Plan may be no less than the fair market value of our shares of common stock on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, otherwise determined by the committee administering the plan. However, incentive stock options granted to ten percent or more stockholders, must be priced at no less than 110% of the fair market value our shares of common stock on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the committee. The committee also determines the exercise schedule of each option grant.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

      The following table sets forth certain information as of May 10, 2005 with respect to options granted (net of forfeitures) under the Plan since inception to (i) the Named Executives; (ii) all current executive officers as a group;
(iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

--------------------------------------------------------------------------------------------
Name                                  Options granted through     Weighted Average Exercise
                                      May 10, 2005                Price
--------------------------------------------------------------------------------------------
Assaf Ran                                          280,000                     $ 3.01
--------------------------------------------------------------------------------------------
Yael Shimor-Golan                                   40,000                     $ 1.34
--------------------------------------------------------------------------------------------
All current executive officers as a                320,000                     $ 2.80
group
--------------------------------------------------------------------------------------------
All current Directors who are not                  161,000                     $ 2.64
executive officers as a group
--------------------------------------------------------------------------------------------
All employees, including all                            --                         --
current officers who are not
executive officers as a group
--------------------------------------------------------------------------------------------

      As of May 10, 2005, the market value of the Common Stock underlying the Plan was $3.45 per share.

Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

The Board recommends a vote FOR this proposal.

                               EXECUTIVE OFFICERS

      The following table identifies our current executive officers:

--------------------------------------------------------------------------------------
Name                 Age     Capacity in Which Served     In Current Position Since
--------------------------------------------------------------------------------------
Assaf Ran            39      Chief Executive Officer      1989
--------------------------------------------------------------------------------------
Yael Shimor-Golan    35      Chief Financial Officer,     2001
                             Treasurer, Secretary and
                             Director
--------------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2002, 2003 and 2004 by each of the Company's executive officers (the "Named Executive").

                           Summary Compensation Table

                                                                              Long-Term Compensation
                                                                    ------------------------------------------
                                                   Annual
                                                Compensation              Awards                  Payouts
                                          ------------------------  -------------------    -------------------
                                                                       Common Stock
                                                                        Underlying                All Other
         Name and                            Salary       Bonus           Options               Compensation
   Principal Position           Year           ($)         ($)              (#)                      ($)
--------------------------    --------    ------------------------  -------------------    -------------------
  Assaf Ran                     2004        $224,154     $154,000          70,000                  $9,000
  Chief Executive               2003        $202,500           --          70,000                  $6,077
  Officer and President         2002        $125,000           --              --                  $3,750

  Yael Shimor-Golan             2004        $108,224      $25,000              --                      --
  Chief Financial Officer,      2003         $93,942           --              --                      --
  Treasurer and secretary       2002         $77,308           --          20,000                      --

Option Grants in Fiscal 2004

      The following table sets forth information concerning individual grants of stock options made pursuant to the 1999 Stock Option Plan during fiscal 2004 to each of the Named Executives. We have never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------
                                Individual Grants
------------------------------------------------------------------------------
              Number of        Percent of
              Securities      Total Options
              Underlying       Granted to
               Options        Employees in     Exercise or
               Granted         Fiscal Year      Base Price
    Name         (#)               (%)            ($/Sh)      Expiration Date
     (a)         (b)              (c)(1)           (d)              (e)
------------------------------------------------------------------------------
Assaf Ran      70,000 (2)          100%           $4.125       July 12, 2009
------------------------------------------------------------------------------

(1)   Based on an aggregate of 70,000 options granted to employees in fiscal
      2004.

(2) The options were granted on July 12, 2004. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

Equity Compensation Plan Information

      The following table summarizes the (i) options granted under the Plan, and
(ii) options and warrants granted outside the Plan, as of December 31, 2004. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.

                                                                Equity Compensation Plan Table
                                              -------------------------------------------------------------------
                                                    Number of                                    Number of
                                               securities(1) to be      Weighted-average       securities(1)
                                                      issued            exercise price of   remaining available
                                                 upon exercise of         outstanding       for future issuance
                                               outstanding options,         options,            under equity
                                               warrants and rights    warrants and rights    compensation plans
                                              -------------------------------------------------------------------
Equity Compensation Plans Approved By
Security Holders
--------------------------------------------
Grants under the Dag Media, Inc. 1999 Stock
Option Plan.................................         357,440                 $1.73                 85,560
Equity Compensation Plans Not Requiring
Approval By Security Holders
-------------------------------------------
Aggregate Individual Option and Warrant
Grants (2)..................................          81,000                 $2.28             Not applicable

--------------------------------------------  -------------------------------------------------------------------

             Total..........................         438,440                  1.83                 85,560
                                              -------------------------------------------------------------------

(1) Reflect shares of Dag Media Common Stock.

(2) The aggregate individual option and warrant grants outside the Stock Option Plan referred to in the table above include options granted to sales office managers and other consultants providing personal services to the company and warrants granted to underwriters in connection with the public offering of our common shares.

      The market value of the common stock underlying the options and warrants abovementioned, as of May 10, 2005 is $1,597,000.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000 and annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2001, the compensation committee approved an increase in Mr. Ran's compensation to an annual base salary of $125,000 and, as of March 2003, an additional increase was approved to an annual base salary of $225,000. In August 2004, the Board of Directors approved a one-time bonus to Mr. Ran of $154,000 due to the sale of the Blackbook Photography Inc. Mr. Ran's annual compensation was $378,154 and $202,500 during fiscal years 2004 and 2003, respectively.

Certain Relationships and Related Transactions

      None.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2004.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Our Common Stock is the only class of stock entitled to vote at the Meeting. As of June 3, 2005, there were approximately 14 holders of record but we estimate that we have over 450 beneficial holders of our Common Stock. The following table sets forth certain information, as of May 10, 2005, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our Directors, which includes all nominees, and our executive officers, and (iii) all Directors and executive officers as a group. This information is based upon information furnished to us by each such person and/or based upon public filings with the Securities and Exchange Commission.

                                                Amount and Number of
   Name and Address of Beneficial               Shares Beneficially
   Owner(1)                                            Owned (2)          % of Class (2)
     Assaf Ran                                       1,466,593(3)             46.0%

     Yael Shimor-Golan                                  18,149(4)               *

     Michael J. Jackson                                 21,000(5)               *

     Phillip Michals                                    28,000(6)               *

     Eran Goldshmid                                     35,000(7)              1.1%

     Howard Bernstein                                   21,000(8)               *

     All Directors and Officers as a
       group (6 persons)                             1,589,742(9)             49.9%

--------------------
*     Less than 1%

(1) Unless otherwise provided, all addresses should be care of DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

(2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 3,187,190 shares outstanding on May 10, 2005.

(3) Includes 1,326,595 shares owned of record and 139,998 shares subject to options, which were exercisable as of June 3, 2005, or 60 days after such date.

(4)   Includes 18,149 shares owned of record.

(5) Includes 21,000 shares subject to options, which were exercisable as of June 3, 2005 or 60 days after such date.

(6) Includes 28,000 shares subject to options, which were exercisable as of June 3, 2005 or 60 days after such date.

(7) Includes 35,000 shares subject to options, which were exercisable as of June 3, 2005 or 60 days after such date.

(8) Includes 21,000 shares subject to options, which were exercisable as of June 3, 2005 or 60 days after such date.

(9)   See Notes 3 through 8.

Independent Registered Public Accounting Firm Fees and Other Matters

      One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

      The following table summarizes the fees of Goldstein Golub Kessler LLP, and Grant Thornton LLP with respect of the first quarter of 2003, our independent registered public accounting firms, billed for each of the last two fiscal years for audit services and other services:

--------------------------------------------------------------------------------
            Fee Category                    2004                     2003(2)
            ------------                    ----                     -------
--------------------------------------------------------------------------------
Audit Fees (1)                           $ 57,700                   $ 43,000
--------------------------------------------------------------------------------
Audit-Related Fees                          3,770                      7,500
--------------------------------------------------------------------------------
Tax Fees                                       --                         --
--------------------------------------------------------------------------------
All Other Fees                                 --                         --
                                               --                         --
--------------------------------------------------------------------------------
     Total fees                          $ 61,470                   $ 50,500
                                         ========                   ========
--------------------------------------------------------------------------------

(1) Consists of fees for professional services rendered in connection with the audit of our financial statements for the years ended December 31, 2004 and 2003, respectively, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the years ended December 31, 2004 and 2003, respectively, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended December 31, 2004 and 2003, respectively.

(2) The aggregated audit fees billed during 2003 by Grant Thornton LLP, the Company's previous principal accountant, were $8,000, covering the review of our financial statements for the first quarter of 2003. The aggregated audit-related fees billed during 2003 by Grant Thoronton LLP, were $7,500, covering the preparation of opening balances for the newly acquired Blackbook Photography, Inc. and the providing access to its work papers to Goldstein Golub Kessler LLP, the new principal auditors.


Financial Information Systems Design and Implementation Fees

      Goldstein Golub Kessler LLP did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended December 31, 2004 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Leased Employees

      Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc., or TBS. Goldstein Golub Kessler LLP leases auditing staff from TBS who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.


Pre-Approval Policies and Procedures

      None of the audit-related fees billed in fiscal 2004 and 2003 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

      The Company's Annual Report for the year ended December 31, 2004, including our Audited Consolidated Financial Statements, are included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Yael

Shimor-Golan, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 125-10 Queens Boulevard, Kew Gardens, New York 11415, in writing not later than February 10, 2006.

      Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 28, 2006.

      If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

      We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 125-10 Queens Boulevard, Kew Gardens, New York 11415,
(718) 520-1000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.



      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                          By order of the Board of Directors


                                          Assaf Ran
                                          President

Kew Gardens, New York
June 10, 2005

                                   APPENDIX A

                         COMPENSATION COMMITTEE CHARTER

A.    Purpose

      The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company's executive officers.

      The Company is currently traded on the Nasdaq SmallCap Market and is a Small Business Issuer with respect to its filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Accordingly, the Company may not be required to meet all of the provisions set froth in this Compensation Committee Charter. Unless otherwise determined by the Company's Board of Directors, however, the Compensation Committee shall comply with all of the provisions set forth in this Compensation Committee Charter. The Company shall comply with the comparable Regulation S-B provision where a Regulation S-K provision is referenced. If there is no comparable Regulation S-B provision, the Company need not comply.

B.    Structure and Membership

      1. Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an "independent director" as defined by the applicable NASDAQ rules.

      3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

      4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

      5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.    Authority and Responsibilities

      General

      The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management, in accordance with its business judgment.

      Compensation Matters

      1. Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company's Chief Executive Officer (the "CEO") and the
Company's other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on compensation for the CEO but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, compensation for other executive officers.

      2. Plan Recommendations and Approvals. The Compensation Committee shall review and make recommendations periodically to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the

Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

      3. Administration of Plans. The Compensation Committee shall have the authority to exercise all rights, authority and functions of the Board of Directors under all of the Company's stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

      4. Director Compensation. The Compensation Committee shall review and make recommendations periodically to the Board of Directors with respect to director compensation.

      5. Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

      6. Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act")) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a "named executive officer" (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

      7. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

      1. Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a "non-employee director," as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an "outside director," as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

      3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

      4.  Charter.   The  Compensation   Committee  shall  review  and  reassess
periodically the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant's fees and other retention terms.

The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

      6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

      7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

      8. Periodic Self-Evaluation. At least annually, the Compensation Committee shall evaluate periodically its own performance.

                                   APPENDIX B

                            AUDIT COMMITTEE CHARTER

A.    Purpose

      1. The purpose of the Audit Committee of the Board of Directors of the Company is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.


      2. The Company is currently traded on the Nasdaq SmallCap Market and is a Small Business Issuer with respect to its filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Accordingly, the Company may not be required to meet all of the provisions set froth in this Audit Committee Charter. Unless otherwise determined by the Company's Board of Directors, however, the Audit Committee shall comply with all of the provisions set forth in this Audit Committee Charter. The Company shall comply with the comparable Regulation S-B provision where a Regulation S-K provision is referenced. If there is no comparable Regulation S-B provision, the Company need not comply.

B.    Structure and Membership

      1. Number. Except as otherwise permitted by the applicable rules of NASDAQ, the Audit Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

      4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    Authority and Responsibilities

      General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

      Oversight of Independent Auditors

      1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit
Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor, and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act and all applicable rules and regulations of the SEC.

      3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

      * annual audit scope and plan, including any significant changes required in the plan during the course of the audit;

      *     critical accounting policies and practices;

      * alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor and the independent auditor's views about the quality, not just the acceptability of such treatments; and

      *     other  material  written   communications  between  the  independent
            auditor and Company management.

      In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

      * significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;

      * recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

      * any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

      * any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;

      * any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company and management responses thereto (focus should include adequacy of the Company's controls, including computer systems controls and security);

      *     accounting for unusual transactions;

      * adjustments arising from audits that could have a significant impact on the Company's financial reporting process;

      * any recent SEC comments on the Company's SEC reports, including in particular any unresolved or future-compliance comments; and

      * effects of any accounting initiatives as well as off balance sheet structures, if any.

      Audited Financial Statements

      6. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.


      7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

      8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

      Review of Other Financial Disclosures

      9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

      Controls and Procedures

      10. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the principal executive officer and principal financial officer required by Rule 13a-14 of the Exchange Act. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.


      11. Procedures for Complaints. The Audit Committee shall itself establish procedures for, (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12. Related-Party Transactions. The Audit Committee shall review all "related party transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13. Officers' Expense Accounts. The Audit Committee shall review with management the policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets.

      14. Risks and Exposures. The Audit Committee shall inquire of management and the independent auditors about significant risks or exposures facing the Company, assess the steps management has taken or proposes to take to minimize such risks to the Company and periodically review compliance with such steps.

      15. Legal and Regulatory Matters. The Audit Committee shall review with the general counsel or outside counsel, legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

      16. Code of Conduct. The Audit Committee shall periodically review the Company's code of conduct to ensure that it is adequate and up-to-date and review with the Company's general counsel or outside counsel, the results of their review of the monitoring of compliance with the Company's code of conduct.

      17. Additional Powers. The Audit Committee shall have such other duties as may be assigned by law, the Company's by-laws or as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

      1. Meetings. The Audit Committee shall meet at least twice each year and at each time the Company proposes to issue quarterly or annual earnings results and otherwise as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) the Company management, including inquiry with the CEO and CFO regarding the "quality of earnings" of the Company from a subjective as well as an objective standpoint; (iii) the Company's internal auditors, if any and (iv) general or outside counsel. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval, including any changes necessary as a result of new laws or regulations.

      5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting, auditors other than the principal auditors and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      8. Self Assessment. The Audit Committee shall, at least annually, conduct a self assessment to review the Committee's effectiveness, including creation of an agenda for the ensuing year.

                                 DAG Media, INC.
                        1999 STOCK OPTION PLAN AS AMENDED

      1. Purpose; Types of Awards; Construction.

      The purpose of the DAG Media, Inc. 1999 Stock Option Plan (the "Plan") is to align the interests of officers, other key employees, consultants and non-employee directors of DAG Media, Inc. (the "Company") and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant options to purchase Common Shares. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      2. Definitions.

      As used in this Plan, the following words and phrases shall have the meanings indicated below:

            (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Cause" when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

            (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

                  (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" shall mean a committee established by the Board to administer the Plan.

                  (g) "Common Shares" shall mean the common shares, par value $0.001 per share, of the Company.

                  (h) "Company" shall mean DAG Media, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  (i) "Disability" shall mean an Optionee's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                  (k) "Fair Market Value" per share as of a particular date shall mean (i) if the Common Shares are then listed on a national securities exchange, the closing sales price per Common Shares on the national securities exchange on which the Common Shares are principally traded for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are then traded in an over-the-counter market, the closing bid price for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                  (l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Non-employee Director" shall mean a member of the Board who is not an employee of the Company.

                  (n) "Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

                  (o) "Option" shall mean the right, granted hereunder, to purchase Common Shares. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

                  (p) "Optionee" shall mean a person who receives a grant of an Option.

                  (q) "Option Price" shall mean the exercise price of the Common Shares covered by an Option.

                  (r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                  (s) "Plan" shall mean this DAG Media, Inc. 1999 Stock Option Plan.

                  (t) "Retirement" shall mean the retirement of an Optionee in accordance with the terms of any tax-qualified retirement plan maintained by the Company or a Subsidiary in which the Optionee participates. If the Optionee is not a participant in such a plan, such term shall mean the termination of the Optionee's employment or cessation of the Optionee's service as a member of the Board, other than by reason of death, Disability or Cause on or after attainment of the age of 65.

                  (u) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

                  (v) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                  (w) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3. Administration.

      The Plan shall be administered by the Committee, the members of which shall, except as may otherwise be determined by the Board, be "non-employee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the Common Shares covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, including delegating to one or more of the Company's management employees the authority to grant Options to employees who are not "insiders" for purposes of Section 16 of the Exchange Act and who are not "covered employees" for purposes of Section 162(m) of the Code, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Non-employee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

      The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

      4. Eligibility.

      Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to

Non-employee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      5. Stock.

      The maximum number of Common Shares reserved for the grant of awards under the Plan shall be 854,000, subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be required by the Company.

      If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the Common Shares allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

      6. Terms and Conditions of Options.

      Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

            (a) Number of Shares. Each Option Agreement shall state the number of Common Shares to which the Option relates.

            (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

            (c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Shares covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in
Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

            (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in Common Shares then owned by the Optionee having a Fair Market Value equal to such Option Price or in a combination of cash and Common Shares or, unless the Committee shall determine otherwise, by a cashless exercise procedure through a broker-dealer.

            (e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten
(10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full Common Shares as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Shares with respect to which the Option is being exercised. Notwithstanding any other provision of this Plan, no Option granted hereunder may be exercised prior to the consummation of an underwritten public offering of the Company's securities where the gross proceeds from such offering are in excess of $5 million.

            (f)  Termination.  Except as  provided in this  Section  6(f) and in
Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which
Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Non-employee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, Retirement or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

            (g) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability or Retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death, Disability or Retirement of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

            (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts and a provision providing that no option may be exercised prior to the consummation of an underwritten initial public offering of the Company's securities pursuant to a registration statement filed pursuant to the Securities Act of 1933, as amended.

      7. Non Discretionary Grants.

      Each director of the Company, other than a director who is an officer, employee or beneficial owner of 10% or more of the Company's Common Shares (or an officer, director, employee or affiliate thereof), upon first taking office shall be granted options for 7,000 Common Shares.

      8. Nonqualified Stock Options.

      Options granted pursuant to Section 7 hereof are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

      9. Incentive Stock Options.

      Options granted pursuant to this Section 9 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Non-employee Director or a consultant to the Company.

            (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Common Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

            (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Shares on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

      10. Effect of Certain Changes.

            (a) In the  event of any  extraordinary  dividend,  stock  dividend,
recapitalization,   merger,  consolidation,   stock  split,  warrant  or  rights
issuance, or combination or exchange of such shares, or other similar transactions, each of the number of Common Shares available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

      11. Surrender and Exchange of Awards.

      The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of Common Shares as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

      12. Period During Which Awards May Be Granted.

      Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

      13. Nontransferability of Awards.

      Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

      14. Approval of Shareholders.

      The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company's shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

      15. Agreement by Optionee Regarding Withholding Taxes.

      If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee who is not a Non-employee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Shares. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

      16. Amendment and Termination of the Plan.

      The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Except as provided in Section 10 (a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

      17. Rights as a Shareholder.

      An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 10(a) hereof.

      18. No Rights to Employment or Service as a Director.

      Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

      19. Beneficiary.

      An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

      20. Governing Law.

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                DAG MEDIA, INC.

                                 July 12, 2005

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

   --Please detach along perforated line and mail in the envelope provided.--

------------------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR   AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS:                             2. To amend our 1999 Stock Option Plan to increase     |_|     |_|       |_|
                                                         the number of shares of Common Stock reserved for issuance from 704,000
                                NOMINEES:                to 854,000 shares and to reserve an additional 150,000 shares
|_| FOR ALL NOMINEES            |_| Assaf Ran            of Common Stock for issuance  upon the exercise of stock options
                                |_| Phillip Michals      or for the issuance of other awards granted under our 1999 Stock
|_| WITHHOLD AUTHORITY          |_| Eran Goldshmid       Option Plan.
    FOR ALL NOMINEES            |_| Michael Jackson

|_| FOR ALL EXCEPT                                    3. To transact such other  business as may properly come before the meeting
    (See instructions below)                             or any adjournment or adjournments thereof.

                                                      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

                                                      The undersigned hereby acknowledges receipt of the Notice of, and Proxy
                                                      Statement for, the aforesaid Annual Meeting.

INSTRUCTION:   To withhold authority to vote for any individual
               nominee(s), mark "FOR ALL EXCEPT" and fill in the circle
               next to each nominee you wish to withhold, as shown
               here: |X|
----------------------------------------------------------------------------
                                                                              MARK "X" HERE IF YOU PLAN TO ATTEND THE  MEETING.  |_|
----------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note   |_|
that changes to the registered names(s) on the account may not be submitted via this method.
-----------------------------------------------------------------------------
                         _______________________     ____________                         _______________________     ____________
Signature of Stockholder _______________________Date:____________Signature of Stockholder _______________________Date:____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                DAG MEDIA, INC.

          This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders

The undersigned hereby constitutes and appoints Assaf Ran and Yael Shimor-Golan, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of DAG Media, Inc. (the "Company") to be held on Tuesday, July 12, 2005 at 9:00 a.m. Eastern Daylight Time, at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue (39th floor), New York, NY 10178, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting, and in their discretion upon such other matters as may come before the meeting.

                  (Continue and to be signed on Reverse Side.)

                                                                           14475